Exhibit 10.20

STUDENT LOAN REPURCHASE AGREEMENT

This Student Loan Repurchase Agreement is made and entered into as of [            ], 2005 (this “Student Loan Repurchase Agreement”), between GOAL FINANCIAL, LLC, a California limited liability company (“Goal”), and GOAL CAPITAL FUNDING TRUST, a Delaware statutory trust (the “Issuer”).

WITNESSETH:

WHEREAS, the Issuer purchases student loans (the “Student Loans”) from Goal Capital Funding, LLC, a Delaware limited liability company (the “Depositor”) and an affiliate of Goal, pursuant to the terms and provisions of a Loan Purchase Agreement, dated as of [            ], 2005 (the “Depositor Loan Purchase Agreement”), between the Issuer and the Depositor; and

WHEREAS, the Student Loans purchased pursuant to the Loan Purchase Agreement have been acquired by the Depositor from an affiliate of Goal that originated such Student Loans (the “Originating Entity”) pursuant to a loan purchase agreement among the Depositor, the Originating Entity and the other parties thereto (the “Originator Loan Purchase Agreement”); and

WHEREAS, Goal has performed, and will continue to perform, certain marketing services with respect to the Student Loans being sold by the Depositor and purchased by the Issuer pursuant to the Depositor Loan Purchase Agreement; and

WHEREAS, the Depositor, pursuant to the Depositor Loan Purchase Agreement, has agreed to repurchase any Student Loan from the Issuer that has lost its guarantee for reasons set forth in the Depositor Loan Purchase Agreement; and

WHEREAS, in order to induce the Issuer to purchase Student Loans from the Depositor pursuant to the Depositor Loan Purchase Agreement, Goal has agreed to repurchase any Student Loan from the Issuer that the Depositor is unable to repurchase;

NOW, THEREFORE, in consideration of the foregoing premises and mutual covenants herein contained, the parties agree as follows:

ARTICLE I

REPRESENTATIONS, WARRANTIES AND COVENANTS

Section 1.1 Representations, Warranties and Covenants of Goal. Goal hereby represents, covenants, and warrants to the Issuer that:

(a) Organization and Authority of Goal. Goal is a duly organized and validly existing California limited liability company in good standing under the laws of the State of California, and has all necessary statutory power and authority to own its assets and carry on its business as now being conducted; Goal has, and its officers have, all necessary statutory power and authority to make and perform this Student Loan Repurchase Agreement, and has the power and authority to repurchase Student Loans as required under the terms hereof.

(b) Eligible Lender Status. If Goal is required to repurchase a Student Loan pursuant to this Student Loan Repurchase Agreement Goal will either: (i) have the Depositor, through [                                         ], as its “eligible lender” under the Higher Education Act of 1965, as amended or supplemented from time to time, and all regulations promulgated thereunder (the “Higher Education Act”), hold such Student Loan or (ii) engage another “eligible lender” to hold such Student Loan.

(c) Legal and Binding Obligation. The execution, delivery and performance of this Student Loan Repurchase Agreement by Goal have been duly authorized by all necessary action, and do not require any member approval or approval or consent of, or notice to, any trustee or holders of indebtedness or obligations of Goal; and upon due execution and delivery by the parties hereto, this Student Loan Repurchase Agreement will constitute the legal, valid and binding obligation of Goal, enforceable against Goal in accordance with its terms.

(d) No Conflicts. Neither the execution, delivery or performance by Goal of this Student Loan Repurchase Agreement, nor the consummation or performance by Goal of the transactions contemplated hereby, will conflict with, result in a violation of, or constitute a default (or an event which could constitute a default with the passage of time or notice or both) under, (i) any of the terms of Goal’s organization documents, or (ii) any indenture, mortgage, contract or other agreement to which Goal is a party or by which it or its properties are bound, or any law or regulation by which it or its properties are bound, where, in the case of this clause (ii), such conflict, violation or default could have a material adverse effect on Goal’s ability for perform its obligations hereunder. Goal is not a party to or bound by any agreement or instrument or subject to any charter or other corporate restrictions or judgment, order, writ, injunction, decree, law, rule or regulation which may materially and adversely affect the ability of Goal to perform its obligations under this Student Loan Repurchase Agreement.

(e) No Defaults or Violations. Goal is not in default under any mortgage, deed of trust, indenture or other instrument or agreement to which Goal is a party or by which it or its properties are bound, or in violation of any law or regulation, which default or violation could have a material adverse effect on Goal’s ability for perform its obligations hereunder.

(f) No Consents. No consent, approval or authorization of any government or governmental body is required in connection with the execution, delivery and performance of this Student Loan Repurchase Agreement, or the consummation of the transactions contemplated hereby.

(g) No Litigation. There are no pending or threatened actions or proceedings by or before any court, administrative agency or arbitrator, that could if adversely determined, materially and adversely affect the ability of Goal to perform its obligations hereunder, and there are no presently existing orders of any court, administrative agency or arbitrator that could have a material and adverse effect on the ability of Goal to perform its obligations hereunder.

(h) Continuing Obligation of Goal. Goal agrees that it will (i) remain in good standing and qualified to do business under the laws of the State of California and the jurisdictions in which it operates, (ii) conduct its business in accordance with all applicable state and federal laws, and (iii) continue to be qualified to carry out this Student Loan Repurchase Agreement.

Section 1.2 Representations, Warranties and Covenants of the Issuer. The Issuer hereby represents, covenants, and warrants to Goal that:

(a) Organization and Authority of the Issuer. The Issuer is a duly organized and validly existing Delaware statutory trust in good standing under the laws of the State of Delaware; the Issuer has, and the Persons acting on its behalf have, all necessary statutory power and authority to make and perform this Student Loan Repurchase Agreement.

(b) Legal and Binding Obligation. The execution, delivery and performance of this Student Loan Repurchase Agreement by the Issuer have been duly authorized by all necessary action, and do not require any member approval or approval or consent of, or notice to, any trustee or holders of indebtedness or obligations of the Issuer; and upon due execution and delivery by the parties hereto, this Student Loan Repurchase Agreement will constitute the legal, valid and binding obligation of the Issuer, enforceable against the Issuer in accordance with its terms.

(c) No Conflict. Neither the execution, delivery and performance by the Issuer of this Student Loan Repurchase Agreement, nor the consummation or performance by the Issuer of the transactions contemplated hereby, will conflict with, result in a violation of, or constitute a default (or an event which could constitute a default with the passage of time or notice or both) under, (i) any of the terms of the Issuer’s organizational documents, or (ii) any indenture, mortgage, contract or other agreement to which the Issuer is a party or by which it or its properties are bound, or any law or regulation by which it or its properties are bound, where, in the case of this clause (ii), such conflict, violation or default could have a material adverse effect on the Issuer’s ability for perform its obligations hereunder. The Issuer is not a party to or bound by any agreement or instrument or subject to any charter or other corporate restrictions or judgment, order, writ, injunction, decree, law, rule or regulation which may materially and adversely affect the ability of the Issuer to perform its obligations under this Student Loan Repurchase Agreement.

(d) No Defaults or Violations. The Issuer is not in default under any mortgage, deed of trust, indenture or other instrument or agreement to which the Issuer is a party or by which it or its properties are bound, or in violation of any law or regulation, which default or violation could have a material adverse effect on the Issuer’s ability for perform its obligations hereunder.

(e) No Consents. No consent, approval or authorization of any government or governmental body is required in connection with the execution, delivery and performance of this Student Loan Repurchase Agreement, or the consummation of the transactions contemplated hereby.

(f) No Litigation. There are no pending or threatened actions or proceedings by or before any court, administrative agency or arbitrator, that could if adversely determined, materially and adversely affect the ability of the Issuer to perform its obligations hereunder, and there are no presently existing orders of any court, administrative agency or arbitrator that could have a material and adverse affect on the ability of the Issuer to perform its obligations hereunder.

(g) Continuing Obligation of the Issuer. the Issuer agrees that during the term of this Student Loan Repurchase Agreement, it will (i) remain in good standing and qualified to do business under the laws of the state of its organization and any other jurisdictions in which it operates, (ii) conduct its business in accordance with all applicable state and federal laws, and (iii) continue to be qualified to carry out this Student Loan Repurchase Agreement.

ARTICLE II

REPURCHASE OBLIGATION OF GOAL

Section 2.1 Conditions Precedent to Repurchase Obligation. At the request of the Issuer or its assignee, Goal shall repurchase any Student Loan purchased by the Issuer pursuant to the Depositor Loan Purchase Agreement if:

(a) The Depositor is required to repurchase such Student Loan pursuant to the terms and provisions of the Depositor Loan Purchase Agreement and fails to repurchase such Student Loan;

(b) The Originating Entity is required to repurchase such Student Loan pursuant to the terms and provisions of the Originator Loan Purchase Agreement and fails to repurchase such Student Loan;

(c) Great Lakes Educational Loan Services, Inc. (“Great Lakes”) is not required to repurchase such Student Loan from the Originating Entity pursuant to the student loan origination and servicing agreement concerning Great Lakes and the Originating Entity; and

(d) ACS Education Services, Inc. (“ACS”) is not required to repurchase such Student Loan from the Originating Entity pursuant to the student loan origination and servicing agreement concerning ACS and the Originating Entity.

Section 2.2 Repurchase by Goal. Upon the occurrence of all of the conditions set forth in Section 2.1 hereof and upon the request of the Issuer, Goal shall pay to [                    ], as the Issuer’s “eligible lender” under the Higher Education Act (the “Eligible Lender Trustee”) and as trustee (the “Trustee”) under the Indenture of Trust dated as of [                ], 2005 (the “Indenture”) among the Issuer, the Eligible Lender Trustee and the Trustee, for the account of the Issuer, an amount equal to the then-outstanding principal balance of such Student Loan, plus any unamortized premium in excess of par paid by the Issuer with respect to such Student Loan, plus accrued interest and Special Allowance Payments (as defined in the Indenture) accrued and unpaid with respect to such Student Loan on the date of repurchase, plus any attorneys’ fees, legal expenses, court costs, servicing fees or other expenses incurred by the Issuer, the Eligible Lender Trustee, the Trustee or the appropriate successors or assigns in connection with such Student Loans.

ARTICLE III

MISCELLANEOUS

Section 3.1 Communications and Notices. Unless otherwise expressly provided herein, all notices, requests, demands or other instruments which may or are required to be given by either party to the other or to the Eligible Lender Trustee, shall be in writing, and each shall be deemed to have been properly given when served personally on an officer of the party to whom such notice is to be given, or upon expiration of a period of 48 hours from and after the postmark thereof when mailed postage prepaid by registered or certified mail, requesting return receipt, addressed as follows:

If to Goal:

Goal Financial, LLC

Attn: Mr. Ryan D. Katz, Manager

9477 Waples Street, Suite 100

San Diego, CA 92121

Facsimile: (858) 909-0284

e-mail: rkatz@goalfinancial.net

If to the Issuer:

Goal Capital Funding Trust

c/o Goal Financial, LLC

Attn: Mr. Ryan D. Katz, Manager

9477 Waples Street, Suite 100

San Diego, CA 92121

Facsimile: (858) 909-0284

e-mail: rkatz@goal financial.net

If to the Trustee:

[                                    ]

[                                    ]

[                                    ]

If to the Eligible Lender Trustee:

[                                    ]

[                                    ]

[                                    ]

Any party may change the address and name of the addressee to which subsequent notices are to be sent to it, by notice to the others given as aforesaid, but any such notice of change, if sent by mail, shall not be effective until the 5th day after it is mailed.

Section 3.2 Forms of Instruments, Proceedings. All instruments relating to the repurchase of the Student Loans, and all proceedings to be taken in connection with this Student Loan Repurchase Agreement and the transactions contemplated herein, shall be in form and substance mutually satisfactory to Goal and the Issuer and their respective counsel.

Section 3.3 Payment of Expenses. Each party to this Student Loan Repurchase Agreement shall pay its own expenses incurred in connection with transactions herein contemplated.

Section 3.4 Non-Business Days. If the date for taking any action required hereunder is not a Business Day (as defined in the Indenture), then such action can be taken, without interest or penalty, on the next succeeding Business Day, with the same force and effect as if such action was taken on the required date.

Section 3.5 Amendments, Modifications and Waivers. The provisions of this Student Loan Repurchase Agreement cannot be amended, waived or modified unless such amendment, waiver or modification be in writing and signed by the parties hereto and a Rating Confirmation (as defined in the Indenture) has occurred. Inaction or failure to demand strict performance shall not be deemed a waiver.

Section 3.6 Severability. If any provision of this Student Loan Repurchase Agreement shall be held, or deemed to be or shall, in fact, be inoperative or unenforceable as applied in any particular situation, such circumstance shall not have the effect of rendering the provision in question inoperative or unenforceable in any other situation or of rendering any other provision or provisions herein contained invalid, inoperative or unenforceable to any extent whatsoever. The invalidity of any one or more phrases, sentences, clauses or paragraphs herein contained shall not affect the remaining portions of this Student Loan Repurchase Agreement or any part hereof.

Section 3.7 Remedies. Unless otherwise expressly provided herein, no remedy by the terms of this Student Loan Repurchase Agreement conferred upon or reserved to the Eligible Lender Trustee or the Issuer is intended to be exclusive of any other remedy, but each and every such remedy shall be cumulative and in addition to every other remedy given under this Student Loan Repurchase Agreement or existing at law or in equity (including, without limitation, the right to such equitable relief by way of injunction), or statute on or after the date of this Student Loan Repurchase Agreement.

Section 3.8 Assignment. This Student Loan Repurchase Agreement may not be assigned or otherwise transferred, in whole or in part, by one party without the prior written consent of the other parties, which consent shall not unreasonably be withheld.

Section 3.9 Binding Effect. All covenants and agreements herein contained shall extend to and be obligatory upon all successors of the respective parties hereto.

Section 3.10 Governing Law. THIS STUDENT LOAN REPURCHASE AGREEMENT SHALL BE CONSTRUED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTION 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW BUT OTHERWISE WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAW, AND THE RIGHTS, OBLIGATIONS AND REMEDIES OF THE PARTIES HERETO SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

Section 3.11 Consent to Jurisdiction. ANY LEGAL SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS STUDENT LOAN REPURCHASE AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY MAY BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE COUNTY OF NEW YORK, STATE OF NEW YORK AND EACH PARTY HERETO HEREBY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND, SOLELY FOR THE PURPOSES OF THIS STUDENT LOAN REPURCHASE AGREEMENT, EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING.

Section 3.12 Entire Agreement. This Student Loan Repurchase Agreement embodies and constitutes the entire understanding between the parties with respect to the transactions contemplated by this Student Loan Repurchase Agreement, and all prior or contemporaneous agreements, understandings, representations and statements between the parties, written or oral, are merged into and superseded by this Student Loan Repurchase Agreement.

Section 3.13 Counterparts. This Student Loan Repurchase Agreement may be simultaneously executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

Section 3.14 No Petition. Goal will not at any time institute against the Issuer any bankruptcy proceeding under any United States federal or State bankruptcy or similar law in connection with any obligations of the Issuer under this Student Loan Repurchase Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Student Loan Repurchase Agreement to be duly executed as of the day and year first above written.

GOAL FINANCIAL, LLC

By:
Name:
Title:

S-1

GOAL CAPITAL FUNDING TRUST

By:	Wilmington Trust Company, not in its individual capacity but solely as Delaware Trustee

By:
Name:
Title:

S-2